U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 23, 2004


                             FORCE PROTECTION, INC.
         (Exact name of registrant as specified in its charter)


                                   Colorado
         (State or jurisdiction of incorporation or organization)


                                   0-22273
                         (Commission File Number)


                                84-1383888
              (I.R.S. Employer Identification Number)


       9801 Highway 78, Building No. 3, Ladson, South Carolina 29456
               (Address of principal executive offices)


              Registrant's telephone number:  (843) 740-7015


          Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 23, 2004, the Registrant closed on a private offering. This offering, sold to six accredited investors, consisted of the following:

     (a)  15,000,000 shares at $0.20 per share;

     (b) an A Warrant for each shares purchased, exercisable at $0.24 per share for a period of two years from the issue date of the shares purchased, commencing on a date which is six months after the effective date of a registration statement to be filed in order to register the shares purchased; and

     (c) A "Green Shoe" warrant for each share purchased, exercisable at $0.20 per share for a period of 180 days after the effective date of the registration statement, commencing on the effective date of the registration statement.

     The documents in connection with this offering, including exhibits, are attached to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Force Protection, Inc.



Dated: March 25, 2004                  By: /s/ Michael Watts
                                       Michael Watts, President

                                 EXHIBIT INDEX

Number                    Description

4 Form of Subscription Agreement between the Registrant and investors (including the following exhibits: Exhibit A:
      Form of A Warrant; Exhibit B: Form of Green Shoe Warrant; Exhibit C: Form of Escrow Agreement; and Exhibit D: Form of Legal Opinion) (the following schedules have been omitted:
      Schedule 5(d): Additional Issuances; Schedule 5(q):
      Undisclosed Liabilities; Schedule 5(s): Capitalization;
      Schedule 8: Placement Agent; and Schedule 9(e): Use of Proceeds) (see below).